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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2004

VITACUBE SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50875	84-1575085
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

480 South Holly Street
Denver, CO 80246
(Address of principal executive offices, including zip code)

(303) 316-8577
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

        On October 6, 2004, Staley Okada & Partners resigned as our principal independent accountant and on October 8, 2004, we engaged Gordon, Hughes & Banks, LLP as our principal independent accountant to audit our financial statements. Our Audit Committee approved the change in accountants.

        The report on the financial statements prepared by Staley Okada & Partners for the fiscal year ended December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. However, the report included a going concern emphasis. We did not have any disagreements with Staley Okada & Partners on any accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

        We provided Staley Okada & Partners with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agreed with the statements made in this Form 8-K and, if not, stating the aspects with which they do not agree. A copy of the letter provided by Staley Okada & Partners is attached to this Form 8-K as Exhibit 16.1.

        Spicer Jeffries LLP was engaged as our principal independent accountant prior to Staley Okada & Partners. Spicer Jeffries LLP resigned in March 2004 due to their inability to obtain professional liability insurance coverage for public reporting companies. The report on the financial statements prepared by Spicer Jeffries LLP for the fiscal year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. However, the report included a going concern emphasis. Spicer Jeffries LLP's resignation was previously reported in a Form 8-K filed March 24, 2004.

        Neither VitaCube nor anyone on our behalf consulted Gordon, Hughes & Banks, LLP on any matter relating to the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on our financial statements.

Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits

  16.1
  Letter from Staley Okada & Partners to the Securities and Exchange Commission dated October 12, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: October 11, 2004	VITACUBE SYSTEMS HOLDINGS, INC.
	By:	/s/ SANFORD D. GREENBERG Sanford D. Greenberg, Chief Executive Officer

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  Item 4.01 Changes in Registrant's Certifying Accountant.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE